FOURTH WAIVER

FOURTH WAIVER dated as of August 10, 2007 (this “Waiver”) to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 25, 2005 (as amended or modified, the “Credit Agreement”), among CSK AUTO, INC. (the “Company”), the Lenders, the Co-Syndication Agents and the Co-Documentation Agents party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

W I T N E S S E T H
:

WHEREAS, the Company has requested that the Administrative Agent and the Required Lenders agree to waive compliance with certain provisions of the Credit Agreement; and

WHEREAS, the Administrative Agent has obtained the consent of the Required Lenders to execute this Waiver, but only upon the terms and conditions set forth herein;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

2. Waiver. Until the earliest of the following (such earliest date, the “Financial Statement Waiver Termination Date”) of:

(i) the date ten days prior to the first date on which an event of default has occurred and is continuing under the Indenture in respect of the Company’s 63/4% Senior Exchangeable Notes due 2025 (as the same may be amended or otherwise modified from time to time as permitted under the Credit Agreement, the “63/4% Notes”) which would entitle the holders thereof to accelerate all or any of the 63/4% Notes, any applicable grace period having expired (it being understood that a grace period that begins upon the giving of notice shall be considered an applicable grace period and shall not be considered expired until the notice has been given and the grace period has run);

(ii) the date on which the Company has filed with the Securities and Exchange Commission its reports on Form 10-Q for the first and second quarters of its 2007 fiscal year and its reports on Form 10-Q for each fiscal quarter of its 2006 fiscal year (collectively, the “Specified Form 10-Qs”); and

(iii) (A) September 15, 2007, in the case of the filing of the Company’s report on Form 10-Q for each fiscal quarter of its 2006 fiscal year and for the first quarter of its 2007 fiscal year or (B) October 15, 2007, in the case of the filing of the Company’s report on Form 10-Q for the second quarter of its 2007 fiscal year;

the Lenders hereby waive the requirements under the Credit Documents that the Company deliver the Specified Form 10-Qs and its financial statements for the quarters of its 2006 fiscal year and for the first and second quarters of its 2007 fiscal year (as the case may be), and other information and documents required to be delivered under the Credit Documents in connection with such reports or such financial statements.

3. Agreements. (a) The Company agrees to deliver to the Administrative Agent for prompt distribution to each Lender as soon as available, and in any event within 35 days after the end of each fiscal month of the Company, management financial reports of the Company setting forth (i) a consolidated balance sheet and consolidated statements of income and operations and (ii) calculations demonstrating compliance with Section 6.07 of the Credit Agreement (including calculations of Consolidated EBITDAR and Consolidated EBITDA (which shall be Consolidated EBITDAR net of Consolidated Lease Expense), with any such financial statements to be prepared in a manner materially consistent with the Company’s past practices (unless otherwise required to conform with the results of the audit or changes in GAAP) and, to the extent relevant, on the basis of management’s good faith efforts, in such form and detail reasonably satisfactory to the Administrative Agent. The Lenders acknowledge that such management financial reports are not final and are subject to change in connection with the preparation of the Specified Form 10-Qs.

(b) The Company agrees that (i) it shall not permit, as of the end of any fiscal quarter ending prior to the Financial Statement Waiver Termination Date, the Fixed Charge Coverage Ratio to be less than 1.00 to 1.00, and (ii) any non-compliance with this Section 3(b) shall be an Event of Default under Article VII(c) of the Credit Agreement.

(c) The Company agrees that it will not borrow under the Commitments in order to repurchase, redeem or pay or prepay the principal of any of the 63/4% Notes or any loans under the Term Facility (as defined in the waiver among the parties hereto dated as of June 16, 2006 (the “Second Waiver”)) (other than scheduled interim installments of such loans).

(d) The Company agrees that in consideration for the Lenders executing this Waiver, it shall pay a fee (the “Waiver Fee”) to the Administrative Agent for the account of each Lender that executed and delivered the Waiver on or prior to 5:00 p.m. (New York City time) on August 10, 2007 (or such later time as the Company and the Administrative Agent shall agree) in an amount equal to 0.05% of such Lender’s Commitment if this Waiver becomes effective. The Waiver Fee shall be earned upon the effective date of this Waiver and shall be payable on August 13, 2007.

4. Conditions to Effectiveness of this Waiver. This Waiver shall become effective upon receipt by the Administrative Agent of counterparts of this Waiver duly executed or consented to by the Company, the Administrative Agent and the Required Lenders.

5. Acknowledgement of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Waiver and agree that this Waiver and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors’ obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of execution and delivery of this Waiver.

6. Continuing Effect; No Other Waiver. Except as expressly set forth in this Waiver, all of the terms and provisions of the Credit Documents are ratified and confirmed, and are and shall remain in full force and effect and the Company shall continue to be bound by all of such terms and provisions. The waiver provided for herein is limited as specified herein and shall not constitute (i) any other waiver of the Credit Documents or (ii) an admission by the Company of any past, present or future Default or Event of Default under the Credit Documents or any past, present or future default or event of default under any other indebtedness of the Company or Holdings. The Company acknowledges and agrees that nothing in this Waiver shall constitute an indication of the Lenders’ willingness to consent to any other amendment or waiver of any other provision of the Credit Agreement or a waiver of any Default or Event of Default not referenced in this Waiver or for any other time period. The parties hereto agree that this Waiver supersedes and replaces all prior waivers among the parties hereto, except for Sections 2(b) and (c) of the Second Waiver which survive in accordance with their terms.

7. Expenses. The Company agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8. Credit Document. This Waiver is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

9. Counterparts. This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Waiver signed by the parties hereto shall be delivered to the Company and the Administrative Agent. The execution and delivery of this Waiver by any Lender, or by the Administrative Agent with the consent of any Lender, shall be binding upon such Lender’s successors and assigns (including transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

10. GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.

CSK AUTO, INC.

By /s/ Steven Lewis
Name: Steven Lewis
Title: VP Treasurer

CSK AUTO CORPORATION

By /s/ Steven Lewis
Name: Steven Lewis
Title: VP Treasurer

CSKAUTO.COM, INC.

By /s/ Steven Lewis
Name: Steven Lewis
Title: VP Treasurer

JPMORGAN CHASE BANK, N.A. as Administrative Agent and

a Lender

By: /s/ Barry Bergman
Name: Barry Bergman
Title: Managing Director

Bank of America, N.A.

By: /s/ David R. Barney
Name: David R. Barney
Title: Senior Vice President

Wachovia Bank, National Association

By: /s/ Paul Truax
Name: Paul Traux
Title: Vice President

ING Capital LLC

By: /s/ Lilly Passarelli
Name: Lilly Passarelli
Title: Vice President

U.S. Bank, N.A.

By: /s/ Michael P. Dickman
Name: Michael P. Dickman
Title: Vice President

U.S. Bank N.A.

Allied Irish Banks, P.L.C.

By: /s/ Albert Perez
Name: Albert Perez
Title: VP

By: /s/ Mia Bolin
Name: Mia Bolin
Title: AVP

NATIONAL CITY BUSINESS CREDIT, INC.

By: /s/ Kathryn Ellero
Name: Kathryn Ellero
Title: Vice President

LEHMAN COMMERCIAL PAPER, INC.

By: /s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Authorized Signatory

UBS LOAN FINANCE LLC

By: /s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

By: /s/ David B. Julie
Name: David B. Julie
Title: Associate Director

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By: /s/ Debra Putzer
Name: Debra Putzer
Title: Senior Vice President

UPS CAPITAL CORPORATION

By: /s/ John P. Halloway
Name: John P. Halloway
Title: Director, Portfolio Management